Exhibit 10.1

AMENDMENT NO. 2 TO

OPEN MARKET SALE AGREEMENT

March 3, 2022

This Amendment No. 2 (“Amendment No. 2”) amends that certain Open Market Sale AgreementSM, dated as of May 10, 2019, as amended by Amendment No. 1, dated as of March 2, 2020 (together, the “Agreement”), by and between Wave Life Sciences Ltd. (the “Company”) and Jefferies LLC, as sales agent and/or principal (the “Agent”). Defined terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

WITNESSETH THAT:

WHEREAS, Section 8(i) of the Agreement permits the Company and the Agent to amend the Agreement; and

WHEREAS, the Company and the Agent now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent agree as follows:

1. Reference to the “Registration Statement” in the Agreement shall refer to the registration statement on Form S-3 (File No. 333-263251), originally filed with the Commission on March 3, 2022 (as the same may be amended from time to time, the “New Registration Statement”), when the New Registration Statement is declared effective by the Commission.

2. References to the date of the Agreement in the form of Issuance Notice included as Exhibit A to the Agreement is hereby revised to read, “May 10, 2019, as amended by Amendment No. 1 thereto, dated March 2, 2020, and Amendment No. 2 thereto, dated March 3, 2022.”

3. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

4. This Amendment No. 2 shall become effective upon the date that the New Registration Statement is declared effective under the Securities Act.

5. The Company agrees to pay the reasonable and documented fees and disbursements of the Agent’s counsel in connection with this Amendment No. 2, provided that the amount payable by the Company with respect to such fees and disbursements of the Agent’s counsel shall not exceed $10,000.

6. Section 8(i) of the Agreement is supplemented and amended such that this Amendment No. 2 and the Agreement, as amended hereby, constitute the entire agreement of the parties to the Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof.

7. Except as amended hereby, the Agreement as now in effect is ratified and confirmed hereby in all respects. For the avoidance of doubt, this Amendment No. 2 and all of its provisions shall be deemed to be a part of the Agreement, as amended hereby.

8. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Amendment No. 2 or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth in the Agreement shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

[Signature page follows.]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Name: Paul B. Bolno, M.D.
Title: President and Chief Executive Officer

The foregoing Amendment is hereby confirmed and accepted by the Agent in New York, New York as of the date first above written.

JEFFERIES LLC

By:	/s/ Michael Magarro
Name: Michael Magarro
Title: Managing Director

[Signature Page to Amendment No. 2]